                         BB&T VARIABLE INSURANCE FUNDS

                        SUPPLEMENT DATED MARCH 14, 2006

                                     TO THE
                         LARGE CAP VALUE VIF PROSPECTUS
                               DATED MAY 1, 2005

     THIS SUPPLEMENT PROVIDES THE FOLLOWING AMENDED AND SUPPLEMENTAL INFORMATION AND SUPERSEDES ANY INFORMATION TO THE CONTRARY IN THE LARGE CAP VALUE VIF PROSPECTUS DATED MAY 1, 2005:

CHANGE IN FUND NAME

     Effective March 14, 2006, the BB&T Large Cap Value VIF will be renamed the BB&T LARGE CAP VIF. All references in the prospectus to the Large Cap Value VIF should be construed to refer to the Large Cap VIF.

CHANGE TO BENCHMARK INDEX

     Effective March 14, 2006, the benchmark index of the Large Cap VIF has been changed in order to better represent the Fund's investment strategies for comparison purposes:

FUND                                        CURRENT BENCHMARK INDEX        NEW BENCHMARK INDEX
----                                     ------------------------------    -------------------
BB&T Large Cap VIF                         Russell 1000(R) Value Index      S&P 500(R) Index
(formerly the Large Cap Value VIF)

     Accordingly, the following information is added to the return table on page 3 of the prospectus:

                                                                       SINCE INCEPTION
                                               1 YEAR      5 YEAR         (6/3/97)
                                               ------      ------      ---------------
S&P 500(R) Index**                             10.88%      -2.30%           6.50%

     --------------------

     ** The benchmark index for the Fund has been changed from the Russell
        1000(R) Value Index to the S&P 500(R) Index in order to provide a better comparison for the Fund's investment policies.

CHANGE IN INVESTMENT STRATEGY

     The fourth paragraph under "Investment Objectives, Strategies and Risks," on page 3 of the prospectus, is replaced with the following:

          BB&T Asset Management uses an intrinsic value-oriented investment approach. In evaluating prospective investments, BB&T Asset Management may consider factors such as the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential, as well as historical value measures such as price-earnings ratios, profit margins and liquidation values. The Fund may invest in companies of any size, although most stocks purchased will be issued by companies whose market capitalizations are within the range of those companies in the Russell 1000(R) Value Index.

     The third paragraph under "Market Risk," on page 4 of the prospectus, is replaced with the following:

          BB&T Asset Management tries to manage market risk by primarily investing in stocks selling at a discount to its estimate of intrinsic value. There is no guarantee that a stock is, in fact, undervalued, or that the market will ever recognize its true value. The market could favor stocks that the Fund does not own, or may not favor equities at all. In addition, the Fund may produce more modest gains than stock funds with more aggressive investment profiles.

CHANGE IN PORTFOLIO MANAGER

     Effective March 14, 2006, Richard B. Jones will no longer serve as the portfolio manager of the Large Cap VIF, formerly the Large Cap Value VIF. Accordingly, the following replaces the description of the Portfolio Manager for the Large Cap VIF on page 8 of the Prospectus.

     LARGE CAP VIF. Ronald T. Rimkus, CFA, has been primarily responsible for the management of the Fund since March 2006. Mr. Rimkus joined BB&T Asset Management, Inc. in January 2006 as the Director of Core Equity. From 2000 to 2006, Mr. Rimkus managed a large cap core equity product for Mesirow Financial, Inc.

                   SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.

BBT-SP-VITV 0306

                         BB&T VARIABLE INSURANCE FUNDS

                        SUPPLEMENT DATED MARCH 14, 2006

                                     TO THE
                      LARGE COMPANY GROWTH VIF PROSPECTUS
                               DATED MAY 1, 2005

     THIS SUPPLEMENT PROVIDES THE FOLLOWING AMENDED AND SUPPLEMENTAL INFORMATION AND SUPERSEDES ANY INFORMATION TO THE CONTRARY IN THE LARGE COMPANY GROWTH VIF PROSPECTUS DATED MAY 1, 2005:

CHANGE IN FUND NAME

     Effective March 14, 2006, the BB&T Large Company Growth VIF will be renamed the BB&T LARGE CAP GROWTH VIF. All references in the prospectus to the Large Company Growth VIF should be construed to refer to the Large Cap Growth VIF.

CHANGE IN PORTFOLIO MANAGER

     Effective March 27, 2006, Jeffrey J. Schappe will no longer serve as the portfolio manager of the Large Cap Growth VIF. Accordingly, the following replaces the description of the Portfolio Manager for the Large Cap Growth VIF on page 9 of the Prospectus.

     LARGE CAP GROWTH VIF. David Nolan has headed the team that has served as portfolio manager of the Fund since March 2006. Mr. Nolan is a Senior Vice President and portfolio manager with the Adviser. He has been with the Adviser and its predecessor since 1985.

                   SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.

BBT-SP-VITC 0306

                         BB&T VARIABLE INSURANCE FUNDS

                        SUPPLEMENT DATED MARCH 14, 2006

                                     TO THE
                     CAPITAL MANAGER EQUITY VIF PROSPECTUS
                               DATED MAY 1, 2005

     THIS SUPPLEMENT PROVIDES THE FOLLOWING AMENDED AND SUPPLEMENTAL INFORMATION AND SUPERSEDES ANY INFORMATION TO THE CONTRARY IN THE CAPITAL MANAGER EQUITY VIF PROSPECTUS DATED MAY 1, 2005:

CHANGE IN PORTFOLIO MANAGERS

     Effective March 14, 2006, Richard B. Jones and Eric Farls will no longer serve on the portfolio manager team for the Capital Manager Equity VIF. Accordingly, the following replaces the description of the Portfolio Managers for the Capital Manager Equity VIF on page 10 of the Prospectus.

PORTFOLIO MANAGER

     All decisions for the Capital Manager Equity VIF are made by a team, which includes Jeffrey J. Schappe, Robert F. Millikan, Ronald T. Rimkus and Will Gholston. Mr. Schappe, CFA, has been a member of the team since March 2005. Mr. Schappe has served as Chief Investment Officer for BB&T Asset Management, Inc. since April 2004. From 2002 through April 2004, he served as Senior Vice President and Chief Investment Officer for Citizens Advisers. He joined Citizens in 2001 as Director of Research. Before working at Citizens Advisers, Schappe managed the research department at George K. Baum & Company, a regional broker-dealer and investment bank. Prior to that, he served as Vice President/Portfolio Manager and Director of Research for Conseco Capital Management. Mr. Millikan, CFA, has been a member of the team since September 2004. Mr. Millikan is a Senior Vice President and Director of Fixed Income Management with the Adviser. He has been with the Adviser and its predecessors since February 2000. From July 1990 to February 2000, he was an investment officer with First Citizens Bank. Mr. Rimkus, CFA, has been a member of the team since March 2006. He joined BB&T Asset Management, Inc. in January 2006 as the Director of Core Equity. From 2000 to 2006, Mr. Rimkus managed a large cap core equity product for Mesirow Financial, Inc. Mr. Gholston, CFA, has been a member of the team since March 2006. Mr. Gholston is an Assistant Vice President and Manager of Quantitative Analysis with the Adviser. He has been with the Adviser since October 2003. Prior to joining the Adviser, he served as an Investment Performance Associate/Analyst for Cambridge Associates and UNC Management Company.

                   SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.

BBT-SP-VITM 0306